THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED APRIL 5, 2012,

ONLY WITH RESPECT TO THE PROPOSED LIQUIDATIONS

FIFTH THIRD FUNDS

Supplement Dated May 31, 2012 to the

Prospectus dated November 23, 2011 for

Class A, Class B, Class C, Institutional Class, Select Class, Preferred Class and Trust Class Shares for the

Fifth Third Small Cap Growth Fund	Fifth Third LifeModel Aggressive Fund
Fifth Third Mid Cap Growth Fund	Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Quality Growth Fund	Fifth Third LifeModel Moderate Fund
Fifth Third Dividend Growth Fund	Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Micro Cap Value Fund	Fifth Third LifeModel Conservative Fund
Fifth Third Small Cap Value Fund	Fifth Third High Yield Bond Fund
Fifth Third All Cap Value Fund	Fifth Third Total Return Bond Fund
Fifth Third Disciplined Large Cap Value Fund	Fifth Third Short Term Bond Fund
Fifth Third Structured Large Cap Plus Fund	Fifth Third Prime Money Market Fund
Fifth Third Equity Index Fund	Fifth Third Institutional Money Market Fund
Fifth Third International Equity Fund	Fifth Third U.S. Treasury Money Market Fund
Fifth Third Strategic Income Fund	Fifth Third Institutional Government Money Market Fund

(collectively, the “Fifth Third Funds”)

and each Summary Prospectus dated November 23, 2011, as amended April 5, 2012 for

Fifth Third Dividend Growth Fund

Fifth Third Equity Index Fund

Fifth Third Small Cap Growth Fund

Fifth Third Structured Large Cap Plus Fund

PROPOSED LIQUIDATIONS

Fifth Third Dividend Growth Fund

Fifth Third Equity Index Fund

Fifth Third Small Cap Growth Fund

Fifth Third Structured Large Cap Plus Fund

On April 4, 2012, the Board of Trustees of the Fifth Third Funds approved the liquidations and dissolutions (each, a “Liquidation”) pursuant to which the assets of the Fifth Third Dividend Growth Fund, Fifth Third Equity Index Fund, Fifth Third Small Cap Growth Fund and Fifth Third Structured Large Cap Plus Fund (each, a “Fund”, and together the “Funds”) will each be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of a Fund will be distributed to its respective shareholders.  Each Liquidation is subject to approval by shareholders of the respective Fund at a Special Meeting of Shareholders to be held on July 20, 2012, or at any adjournments thereof.

If shareholders of each Fund approve the respective Liquidation, on or about July 20, 2012 (the “Effective Date”), each Fund will begin liquidating its portfolio assets and will hold or reinvest the proceeds thereof in cash and such short-term securities as that Fund may lawfully hold or invest.  As a result, each Fund will not be pursuing its investment objective after the Effective Date.

Each Fund anticipates that it will complete the Liquidation on or around the close of business on July 27, 2012 (the “Liquidation Date”).  On or before the Liquidation Date, each Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of that Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Fund will be terminated and dissolved.

Each Fund’s shareholders as of the close of business on the record date, May 30, 2012, will receive a Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the Liquidation.  The Proxy Statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Fifth Third Funds at 800.282.5706.

Effective April 5, 2012, each Fund was closed to all investors, except new and existing participants of existing retirement plans that are “qualified” under the Internal Revenue Code and held through intermediaries. However, the ability to redeem a Fund’s shares remains unchanged.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS/SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

FTF-PROS0512